UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2023

Comcast Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or other jurisdiction of incorporation)
001-32871 (Commission File Number)		27-0000798 (IRS Employer Identification No.)

One Comcast Center Philadelphia, PA (Address of Principal Executive Offices)		19103-2838 (Zip Code)
Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our annual meeting of shareholders held on June 7, 2023 (the “annual meeting”), the shareholders of Comcast Corporation (the “Company”) approved (i) the adoption of the Comcast Corporation 2023 Omnibus Equity Incentive Plan (the “Omnibus Plan”) and (ii) amendments to the Comcast Corporation 2002 Employee Stock Purchase Plan (the “Comcast ESPP” and, together with the Omnibus Plan, the “Plans”), which were both unanimously approved by the Company’s Board of Directors on March 1, 2023, subject to shareholder approval at the annual meeting.

The effective date of the Omnibus Plan is June 7, 2023. The Omnibus Plan will replace the 2002 Restricted Stock Plan and the 2003 Stock Option Plan (collectively, the “Prior Plans”) and provide for the issuance of up to 275 million shares, minus the number of shares subject to any award granted under the Prior Plans after March 31, 2023. Awards granted under the Omnibus Plan may consist of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards.

The amendment to the Comcast ESPP increased the number of shares available for issuance from 101,000,000 to 201,000,000.

The above descriptions are qualified in their entirety by reference to the full text of the Plans, which are attached as Exhibits 10.1 and 10.2 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	At the annual meeting on June 7, 2023, our shareholders approved, or did not approve, the following proposals.

(b)	The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal, as described in detail in the Company’s definitive proxy statement dated April 28, 2023, are set forth below.

(1)	All of the director nominees named in the proxy statement were elected to serve as directors for one-year terms.

Director	For	Withheld	Broker Non-Votes
Kenneth J. Bacon	282,091,104	91,199,441	22,189,580
Thomas J. Baltimore, Jr.	290,958,113	82,332,432	22,189,580
Madeline S. Bell	316,074,003	57,216,542	22,189,580
Edward D. Breen	365,064,930	8,225,615	22,189,580
Gerald L. Hassell	365,380,458	7,910,087	22,189,580
Jeffrey A. Honickman	306,544,660	66,745,885	22,189,580
Maritza G. Montiel	365,998,297	7,292,248	22,189,580
Asuka Nakahara	371,159,630	2,130,915	22,189,580
David C. Novak	368,812,438	4,478,107	22,189,580
Brian L. Roberts	356,053,931	17,236,614	22,189,580

(2)	The appointment of Deloitte & Touche LLP as our independent auditors for the 2023 fiscal year, as described in the proxy statement, was ratified.

For	Against	Abstain	Broker Non-Votes
386,363,118	8,647,839	469,168	N/A

(3)	The Comcast Corporation 2023 Omnibus Equity Incentive Plan, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
344,081,315	28,601,133	608,097	22,189,580

(4)	The Amended and Restated Comcast Corporation 2002 Employee Stock Purchase Plan, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
366,225,462	6,536,953	528,130	22,189,580

(5)	The advisory vote on our executive compensation, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
342,982,385	29,639,388	668,772	22,189,580

(6)	The advisory vote on the frequency of our advisory vote on executive compensation, as described in the proxy statement, was voted to be held every year.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
368,550,285	185,222	4,045,508	509,530	22,189,580

(7)	A shareholder proposal to perform an independent racial equity audit, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
40,167,111	330,524,067	2,599,367	22,189,580

(8)	A shareholder proposal to report on climate risk in default retirement plan options, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
22,271,039	338,427,314	12,592,192	22,189,580

(9)	A shareholder proposal to set different greenhouse gas emissions reduction targets, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
36,250,908	334,508,532	2,531,105	22,189,580

(10)	A shareholder proposal to report on political contributions and company values alignment, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
70,473,275	300,501,812	2,315,458	22,189,580

(11)	A shareholder proposal to report on business in China, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
6,405,976	363,173,972	3,710,597	22,189,580

(d)   As noted above, over a majority of the votes cast by shareholders voted to hold our advisory vote on executive compensation every year. As such, the Board of Directors has decided that it will include an advisory vote on executive compensation in our proxy statements every year until the next required advisory vote on the frequency of the executive compensation vote.

Item 9.01(d). Exhibits.

Exhibit Number	Description

10.1	Comcast Corporation 2023 Omnibus Equity Incentive Plan, effective June 7, 2023

10.2	Comcast Corporation 2002 Employee Stock Purchase Plan, as amended and restated effective June 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	June 9, 2023	By:	/s/ Thomas J. Reid
		Name:	Thomas J. Reid
		Title:	Chief Legal Officer and Secretary